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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 26, 2005

                       BANK OF SOUTH CAROLINA CORPORATION
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             (Exact name of registrant as specified in its charter)

          South Carolina               0-27702                 57-1021355
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  (State or other jurisdiction       (Commission           (I.R.S. Employer
        of incorporation)            File Number)          Identification No.)

         256 Meeting Street, Charleston, SC                       29401
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     (Address of principal executive offices)                   (Zip Code)

                                  (843)724-1500
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               Registrant's telephone number, including area code


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 26, 2005, the Bank of South Carolina Corporation issued a press release announcing its financial results for the second quarter of 2005. The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99.1 to this report, and such press release is incorporated herein by reference.


 ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OFFICERS.

Bank of South Carolina Corporation announces that Nathaniel I. Ball, III, Executive Vice President and Director of Bank of South Carolina Corporation, will retire from Bank of South Carolina Corporation and its subsidiary, The Bank of South Carolina, effective July 31, 2005. Mr. Ball was a member of the Loan Committee, the Community Reinvestment Act Committee, the Executive/Planning Committee, and the Disclosure Committee. In addition, Mr. Ball was the Senior Loan Officer and Investment Officer for The Bank of South Carolina and the Administrator and Trustee for Bank of South Carolina Corporation's Employee Stock Option Plan.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following Exhibit is filed as part of this report:

         Exhibit 99.1 Press release dated July 26, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2005

                                           /s/Hugh C. Lane Jr.
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                                           Hugh C. Lane, Jr.
                                           President and Chief Executive Officer